                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT:  April 14, 2000

             (Date of earliest event reported)  April 11, 2000

                      DOBSON COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)

         OKLAHOMA                    333-23769              73-1110531
(State or other jurisdiction        (Commission            IRS Employer
     of incorporation)              File Number)        Identification No.)

13439 NORTH BROADWAY EXTENSION, SUITE 200
         OKLAHOMA CITY, OKLAHOMA                               73114
 (Address of principal executive offices)                    (Zip Code)

                                   (405) 529-8500
                 (Registrant's telephone number, including area code)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  OTHER EVENTS


On April 11, 2000, Dobson Communications Corporation ("Dobson") declared an in-kind dividend on its outstanding 13% Senior Exchangeable Preferred Stock ("13% Preferred Stock"). Holders of shares of the 13% Preferred Stock will receive 0.03250 additional shares of 13% Preferred Stock for each share held on the record date. The dividend, which covers the period February 1, 2000 through April 30, 2000, is payable on May 1, 2000 to holders of record at the close of business on April 15, 2000.

(c) Exhibits

         The following exhibit is filed as a part of this report:


Exhibit
  No.           Description                     Method of Filing
--------        -----------                     ----------------
  99.1          Press Release of the Company,        (1)
                dated April 11, 2000


  (1) Filed herewith.

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 14, 2000                   Dobson Communications Corporation
                                        (Registrant)


                                        By /s/ Trent LeForce
                                           ----------------------
                                           Trent LeForce
                                           Assistant Secretary